LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

                                                                ANNUAL REPORT TO
                                                       SHAREHOLDERS FOR THE YEAR
                                                         ENDED NOVEMBER 30, 2000

Seeks to achieve a high rate of total return

KEMPER-DREMAN HIGH
RETURN EQUITY FUND

 "... We attribute the fund's strong outperformance to the quality of the fund's portfolio and our adherence to our strict contrarian value investment philosophy. ..."

                                                             [KEMPER FUNDS LOGO]

                CONTENTS

                       3
       ECONOMIC OVERVIEW

                       5
      PERFORMANCE UPDATE

                       9
        INDUSTRY SECTORS

                      10
        LARGEST HOLDINGS

                      11
PORTFOLIO OF INVESTMENTS

                      13
    FINANCIAL STATEMENTS

                      16
    FINANCIAL HIGHLIGHTS

                      18
                NOTES TO
    FINANCIAL STATEMENTS

                      23
               REPORT OF
    INDEPENDENT AUDITORS

                      24
         TAX INFORMATION

AT A GLANCE


 KEMPER-DREMAN HIGH RETURN EQUITY
 FUND TOTAL RETURNS
 FOR THE YEAR ENDED NOVEMBER 30, 2000 (UNADJUSTED FOR ANY SALES CHARGE) [BAR GRAPH]

                                                   KEMPER-DREMAN HIGH          KEMPER-DREMAN HIGH
                                                RETURN EQUITY FUND CLASS    RETURN EQUITY FUND CLASS      LIPPER EQUITY INCOME
KEMPER-DREMAN HIGH RETURN EQUITY FUND CLASS A               B                           C                FUNDS CATEGORY AVERAGE*
---------------------------------------------   ------------------------    ------------------------     -----------------------
24.06                                                     23.04                       23.06                       2.88

PERFORMANCE IS HISTORICAL AND INCLUDES REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH CHANGING MARKET CONDITIONS, SO THAT WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
*LIPPER, INC. RETURNS AND RANKINGS ARE BASED UPON CHANGES IN NET ASSET VALUE WITH ALL DIVIDENDS REINVESTED AND DO NOT INCLUDE THE EFFECT OF SALES CHARGES; IF SALES CHARGES HAD BEEN INCLUDED, RESULTS MAY HAVE BEEN LESS FAVORABLE.

 NET ASSET VALUE

                                   AS OF      AS OF
                                  11/30/00   11/30/99
 .........................................................
    KEMPER-DREMAN HIGH RETURN
    EQUITY FUND CLASS A             $33.91     $30.45
 .........................................................
    KEMPER-DREMAN HIGH RETURN
    EQUITY FUND CLASS B             $33.75     $30.31
 .........................................................
    KEMPER-DREMAN HIGH RETURN
    EQUITY FUND CLASS C             $33.78     $30.34
 .........................................................

 KEMPER-DREMAN HIGH RETURN EQUITY
 FUND RANKINGS AS OF 11/30/00

 COMPARED WITH ALL OTHER FUNDS IN THE LIPPER EQUITY INCOME FUNDS CATEGORY*

                       CLASS A               CLASS B               CLASS C
 .....................................................................................
    1-YEAR         #3 of 215 funds       #7 of 215 funds       #6 of 215 funds
 .....................................................................................
    3-YEAR         #38 of 181 funds      #60 of 181 funds      #57 of 181 funds
 .....................................................................................
    5-YEAR         #1 of 115 funds       #5 of 115 funds       #4 of 115 funds
 .....................................................................................
    10-YEAR         #1 of 43 funds             n/a                   n/a
 .....................................................................................

 DIVIDEND REVIEW

 DURING THE FISCAL YEAR, KEMPER-DREMAN HIGH RETURN EQUITY FUND MADE THE FOLLOWING DISTRIBUTIONS PER SHARE:

                                   CLASS A               CLASS B               CLASS C
 .................................................................................................
    INCOME DIVIDEND                 $0.68                 $0.45                 $0.46
 .................................................................................................
    SHORT-TERM CAPITAL GAIN         $0.60                 $0.60                 $0.60
 .................................................................................................
    LONG-TERM CAPITAL GAIN          $1.65                 $1.65                 $1.65
 .................................................................................................

TERMS TO KNOW

YOUR FUND'S STYLE

 MORNINGSTAR EQUITY STYLE BOX(TM)

[MORNINGSTAR EQUITY STYLE  Source: Morningstar, Inc. Chicago, IL. (312)
BOX] 696-6000. The Equity Style Box placement is based on two variables: a fund's market capitalization relative to the movements of the market and a fund's valuation, which is calculated by comparing the stocks in the fund's portfolio with the most relevant of the three market-cap groups.
                           PLEASE NOTE THAT STYLE BOXES DO NOT REPRESENT AN
                           EXACT ASSESSMENT OF RISK AND DO NOT REPRESENT
                           FUTURE PERFORMANCE. THE FUND'S PORTFOLIO CHANGES
                           FROM DAY TO DAY. A LONGER-TERM VIEW IS
                           REPRESENTED BY THE FUND'S MORNINGSTAR CATEGORY,
                           WHICH IS BASED ON ITS ACTUAL INVESTMENT STYLE AS
                           MEASURED BY ITS UNDERLYING PORTFOLIO HOLDINGS
                           OVER THE PAST THREE YEARS. MORNINGSTAR HAS PLACED
                           KEMPER-DREMAN HIGH RETURN EQUITY FUND IN THE
                           LARGE VALUE CATEGORY. PLEASE CONSULT THE
                           PROSPECTUS FOR A DESCRIPTION OF INVESTMENT
                           POLICIES.

GROWTH STOCK Growth stocks are those that are expected to experience rapid growth resulting from strong sales, dominant market positions and talented management teams. Because these stocks are in demand, they're generally more expensive than value stocks.

PRICE-TO-EARNINGS RATIO (P/E) A P/E is a company's stock price divided by its earnings for the past four quarters. The P/E ratio, also known as the multiple, is a measure of how much an investor is paying for a company's earning power.

SECTOR A sector comprises stocks usually found in related industries. Financial, economic, business and other developments may affect stocks within a market sector similarly.

VALUE STOCK Value stocks are considered to be bargain stocks because they are perceived as undervalued and attractively priced relative to a measure of their true worth, such as earnings potential, book value, cash flow or dividend yield.

ECONOMIC OVERVIEW

ZURICH SCUDDER INVESTMENTS, THE INVESTMENT MANAGER FOR KEMPER FUNDS, IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS IN THE WORLD, MANAGING MORE THAN $290 BILLION IN ASSETS FOR INSTITUTIONAL AND CORPORATE CLIENTS, RETIREMENT AND PENSION PLANS, INSURANCE COMPANIES, MUTUAL FUND INVESTORS AND INDIVIDUALS. ZURICH SCUDDER INVESTMENTS OFFERS A FULL RANGE OF INVESTMENT COUNSEL AND ASSET MANAGEMENT CAPABILITIES BASED ON A COMBINATION OF PROPRIETARY RESEARCH AND DISCIPLINED, LONG-TERM INVESTMENT STRATEGIES.

DEAR KEMPER FUNDS SHAREHOLDER:

The global economy grew faster than it has in over a decade during the first half of 2000, but the best news is probably behind us, and an economic slowdown may be more pronounced than we expected in the first half of 2001. Corporate profit problems, which foretold of economic difficulty in our last economic outlook, continue to be problematic. And, two new factors argue for a more pronounced slowdown: Bond markets and bankers, which had been extremely generous with credit, began to have second thoughts, and consumer confidence is giving early signs of cracking.

  Having spent a lot of time wondering who the next president will be, Wall Street turned its attention to a more basic issue during the end of December: corporate earnings. And Wall Street didn't like what it saw. It seemed like almost every day of the week another major U.S. company -- Microsoft, Compaq Computer Corp., General Motors, Whirlpool, Maytag, Chase Manhattan Corp., and J.P. Morgan & Co. -- warned of reduced profits. We said in November that there is fire amid this smoke, and we still believe it today. A general growth slowdown will make it harder to maintain productivity gains. Indeed, we saw the first evidence of productivity slowing along with economic growth in the third quarter: Productivity gains dipped to just 3.3 percent from the second quarter's remarkable 6.1 percent.

  A projected slowdown in capital spending, which has been a driver of economic expansion, is also changing our earlier assessment that economic growth would only slow to around 3.5 percent in 2001. In the early part of the year, corporate treasurers were finding it more difficult to satiate their voracious appetite for money, but it was still available. But from September through November bank lending to corporations didn't grow at all. Cash was still available in the bond markets for investment grade borrowers, but lower quality companies are finding money both scarce and expensive. Though capital goods orders are still up about 15 percent vs. a year ago, like bank loans, they have flattened out in the last several months. That will begin to hurt capital spending next year. We expect the growth rate in capital spending to decrease from 14 percent to around 7 percent in 2001.

  A third factor affecting our analysis is consumer spending. In our last economic outlook, we also discussed the beneficial economic impact of consumer confidence. In the early part of the year, consumers were spending prolifically, and the personal savings rate fell from an already low 2.2 percent last year to zero this year. It actually turned slightly negative in the third quarter. But consumer confidence is showing early signs of cracking. This was particularly obvious in mid-December as we moved to the crucial holiday season. The highly respected University of Michigan survey of consumer expectations registered a sharp drop, suggesting that shoppers, who have been a major support to the economic boom of the past several years, were beginning to get worried about future. The Commerce Department reported sales at retail stores fells 0.4 percent in November after being flat in October. This suggests that a consumer spending slowdown might be earlier and sharper than we had previously expected. As a result of these developments, we've taken a full percentage point off the growth rate we assume for the year 2001. We had previously expected growth of
3.5 percent; it now appears GDP is more likely to be up just 2.5 percent.

  The good news is that these signs of a slowing economy appear to have at least one beneficial effect: Consumer prices rose a mere 0.2 percent in November, while producer prices rose just 0.1 percent, rates that indicate that inflation pressures are not intensifying and might even be already easing. This theory was bolstered by a National Association of Purchasing Management survey which showed that companies are having a harder time passing along price increases than they did a year ago. We know that periods of economic slowdown are not the time that inflation accelerates, so we've trimmed a quarter of a point off our inflation outlook for 2001. We expect it to come in around 2 3/4 percent, with even more good news on inflation in 2002.

  Analysts believe that this subdued inflation outlook, combined with increasing signs of a slowing economy, may lead the Fed to cut interest rates early next year. Fed Chairman Alan Greenspan seems to be on the case. He has publicly recognized the risks of a worse economic slowdown than expected, and we believe he's already moved (in his mind, at least) to a neutral stance on monetary policy. Indeed, we agree with the market consensus that he is very likely to cut interest rates early in the new year. This won't stop the economy from slowing down, but it will prevent it from falling off a cliff.

ECONOMIC OVERVIEW

 ECONOMIC GUIDEPOSTS

   ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.
       THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.
   [BAR GRAPH]

                                           NOW (12/31/00)          6 MONTHS AGO            1 YEAR AGO            2 YEARS AGO
                                           --------------          ------------            ----------            -----------
10-year Treasury rate (1)                       5.20                   6.10                   6.30                    4.60
Prime rate (2)                                  9.00                   9.50                   8.50                    7.75
Inflation rate (3)*                             3.30                   3.20                   2.60                    1.60
The U.S. dollar (4)                             8.70                   0.70                   0.50                   -2.00
Capital goods orders (5)*                      15.50                  14.60                   7.30                  -13.60
Industrial production (5)*                      4.70                   6.40                   5.10                    3.00
Employment growth (6)                           1.50                   2.40                   2.20                    2.40

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.
(2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.
(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.
(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.
(5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.
(6) AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.
*DATA AS OF 11/30/00.

SOURCE: ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.


Therefore, the second half of 2001 is likely to be a little better than the early going.

  The risk of a slowing economy -- and continued volatility in capital markets -- over coming months is real. However, we believe that economic and technological changes that will continue to transform economies around the world, and those who remain diversified and invest for the long term will ultimately benefit.

Sincerely,

Zurich Scudder Investments, Inc.

Economics Group

  THE INFORMATION CONTAINED IN THIS PIECE HAS BEEN TAKEN FROM SOURCES BELIEVED TO BE RELIABLE, BUT THE ACCURACY OF THE INFORMATION IS NOT GUARANTEED. THE OPINIONS AND FORECASTS EXPRESSED ARE THOSE OF THE ECONOMIC ADVISORS OF ZURICH SCUDDER INVESTMENTS, INC. AS OF DECEMBER 18, 2000, AND MAY NOT ACTUALLY COME TO PASS. THIS INFORMATION IS SUBJECT TO CHANGE. NO PART OF THIS MATERIAL IS INTENDED AS AN INVESTMENT RECOMMENDATION.

  TO OBTAIN A KEMPER FUNDS PROSPECTUS, DOWNLOAD ONE FROM WWW.KEMPER.COM, TALK TO YOUR FINANCIAL REPRESENTATIVE OR CALL SHAREHOLDER SERVICES AT (800) 621-1048. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING MANAGEMENT FEES AND EXPENSES. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PERFORMANCE UPDATE

[DREMAN PHOTO]


THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS. THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS WHEN USED AS SALES LITERATURE.

DAVID N. DREMAN IS CHAIRMAN OF DREMAN VALUE MANAGEMENT, L.L.C. (DVM), INC. AND PORTFOLIO MANAGER OF KEMPER-DREMAN HIGH RETURN EQUITY FUND. HE HAS MORE THAN 35 YEARS OF EXPERIENCE AS AN INVESTMENT ANALYST, ADVISOR AND MANAGER. DREMAN HOLDS A BACHELOR OF COMMERCE DEGREE AND DOCTOR OF LAW DEGREE FROM THE UNIVERSITY OF MANITOBA. DREMAN IS A REGULAR COLUMNIST IN FORBES AND ALSO THE AUTHOR OF SEVERAL BOOKS ON CONTRARIAN INVESTING.

A HUGE SHIFT IN MARKET SENTIMENT OCCURRED DURING KEMPER-DREMAN HIGH RETURN EQUITY FUND'S ANNUAL PERIOD -- DECEMBER 1, 1999, THROUGH NOVEMBER 30, 2000. VALUE STOCKS WERE EXTREMELY DEPRESSED AT THE START OF THE YEAR, AND BY ITS CLOSE THEY HAD RALLIED STRONGLY, OUTPERFORMING THE TECHNOLOGY LEADERS OF THE PAST TWO YEARS. LEAD PORTFOLIO MANAGER DAVID DREMAN EXPLAINS WHY HIS FUND IMMEDIATELY REAPED THE BENEFITS OF THIS MARKET SHIFT, OUTPERFORMING THE OVERALL MARKET AND THE FUND'S VALUE PEERS.

Q     HOW STRONG WAS KEMPER-DREMAN HIGH RETURN EQUITY FUND'S PERFORMANCE FOR THE
12 MONTHS ENDED NOVEMBER 30, 2000?

A     We're happy to report that, despite an extremely volatile market environment, the fund significantly outperformed its benchmark, the Standard & Poor's 500 stock index (S&P), and its Lipper Inc. peer group for the 12-month period. The fund's Class A shares gained 24.06 percent (unadjusted for any sales charge), while the S&P lost 4.23 percent and the fund's Lipper Growth and Income peer group advanced an average of just 2.88 percent.

  We attribute the fund's strong outperformance to the quality of the fund's portfolio and our adherence to our strict contrarian value investment philosophy. We never swayed from our value discipline, and therefore when value stocks (see Terms To Know on page 2) came back into favor with the market in spring, the fund experienced strong gains. All of the fund's four major sectors -- financial services, tobacco, energy and health care -- advanced strongly.

Q     WILL YOU PROVIDE SOME BACKGROUND ON THE MARKET VOLATILITY YOU MENTIONED
AND ITS IMPACT ON KEMPER-DREMAN HIGH RETURN EQUITY FUND?

A     We saw a dramatic shift in the market during the period. Until March, we experienced a momentum market in which technology and Internet-related stocks spiraled up in value while most other stocks -- especially value stocks -- were all but forgotten by investors.

  In March, investors became skittish about the huge disparity in valuations between the market leaders and the broader market. They began selling their highly valued technology and Internet stocks en masse, causing deep declines in the once seemingly invincible market leaders. Investors began to return to companies with experienced management, good balance sheets and long-term records of strong earnings. In short, investors once again began to consider company fundamentals as part of their investment criteria.

  This shift in market sentiment favored the types of companies that this fund holds -- those with good long-term track records currently

PERFORMANCE UPDATE

out of favor with the market and trading at low price-to-earnings multiples (see Terms To Know on page 2). The fund recovered ground lost earlier in the technology-driven momentum market and gained an additional 24 percent beyond that.

Q     YOU MENTIONED THAT THE MARKET SHIFTED DRAMATICALLY DURING THE PERIOD. DID
YOU ALTER THE PORTFOLIO TO TAKE ADVANTAGE OF THE CHANGING SENTIMENT?

A     We manage the fund according to a strict contrarian value discipline that we don't alter to fit the latest fad. As mentioned previously, we attribute our strong performance to our adherence to this discipline.

  Our philosophy precluded us from owning the high-priced growth stocks (see Terms To Know on page 2) and technology stocks that had been driving the market, but it greatly enhanced fund returns when the market shifted back to value stocks from technology in March.

  During the period, we continued to look for financially sound companies with low price-to-earnings, price-to-book, price-to-cash-flow and price-to-dividend ratios. As contrarian investors, we don't pay a premium for any stocks, and we didn't adjust our investment style to pursue what we believed to be short-term gains in the then high-flying technology and Internet sector.

Q     HAVE TECHNOLOGY STOCKS BEEN BATTERED ENOUGH FOR YOU TO CONSIDER THEM AS
POTENTIAL INVESTMENTS?

A     As value investors, we search the marketplace for undervalued stocks, and in the past we have held technology stocks. And yes, we have considered adding some technology names to this portfolio. However, a stock must meet our contrarian value criteria. We won't pay a premium for any stock. Some blue-chip tech stocks are now beginning to fall into our range, and we have begun to accumulate a number of these issues on a modest basis. To date, however, most technology names have not fallen far enough to meet our price criteria. Many of those that have don't hold the fundamental strengths we require from our holdings.

Q     DO YOU THINK THE RUN-UP IN VALUE STOCKS IS NEARING AN END?

A     No, not by any means. We think that value stocks are just beginning to find their legs. In the past, value stocks have rallied strongly for a number of years after experiencing a sustained downturn. Although past performance cannot guarantee the future, we still see a good deal of growth in the sector.

Q     TOBACCO STOCKS HAVE BEEN A HOTBED OF CONTROVERSY, YET YOU CITED THEM AS
SOME OF THE FUND'S STRONGEST PERFORMERS. WILL YOU PROVIDE SOME BACKGROUND ON THE SECTOR AND YOUR OUTLOOK FOR THESE STOCKS?

A     Yes, tobacco stocks sure have endured some struggles over the last couple of years with all of the lawsuits thrust upon these companies. However, the litigation concerns that had dragged the stocks down last year have subsided over the last six to nine months. Many of the smaller cases have been overturned on appeal. And it's estimated that the large class-action suit that was filed in Florida won't be settled for at least a decade.

  We're certainly not in love with what these companies do, but we continue to be drawn to them because of their compelling valuations, the tremendous success of their business lines and their long-term growth potential. Our largest holding, Philip Morris, has more than doubled in value over the last six months. These gains came as litigation concerns died down but also in response to the company's acquisition of Nabisco. Philip Morris plans to merge Nabisco with another subsidiary, Kraft Foods -- making it the largest food company in the world.

Q     FINANCIAL SERVICES STOCKS REPRESENT A LARGE PORTION OF THE FUND. WILL YOU
DISCUSS THEIR PERFORMANCE OVER THE YEAR?

A     Like most of our other holdings, financial stocks struggled in the early part of the year. The Federal Reserve Board was aggressively raising interest rates, which had a profound dampening on performance. Although this disappointed us, we did not alter our bullish long-term outlook for the sector. In March, we began to see a bounce-back in financials which was further aided as the Fed completed its rate-tightening effort.

  Two of our top 10 holdings, Fannie Mae and Freddie Mac, experienced huge gains over the period. Both companies securitize mortgages on home loans. They had been trading at deep discounts that we believed were completely unwarranted given their long track records of strong earnings growth. As investors began to look for safety in the market and companies with strong fundamentals, they returned to these stocks, driving up their prices, which was very positive for the fund's performance.

PERFORMANCE UPDATE

Q     WILL YOU DISCUSS KEMPER-DREMAN HIGH RETURN EQUITY FUND'S ENERGY HOLDINGS?

A     Our energy stocks have performed extremely well for a number of reasons that include higher oil prices as well as consolidation in the industry.

  Oil and oil services stocks had been beaten up quite badly as the price of oil dipped to $10 a barrel in late 1998. We took advantage of the slump in prices to vigorously add to our oil holdings. We were correct in our assessment that oil prices would rebound, and we've enjoyed tremendous gains from these holdings.

  Oil services stocks were the first to benefit and made huge gains. Many have appreciated to levels that are no longer consistent with our price discipline, so we've begun to take profits by reducing our positions in these firms.

  The large integrated oil companies have also benefited, but at a slower pace. Consolidation within the industry has also supported their stock prices as newly merged companies such as British Petroleum, which acquired Amoco and Atlantic Richfield, continue to gain efficiencies in operations. These stocks are still trading at what we believe to be a significant discount. We're holding on to these companies and expect to see growth continue over the next year.

Q     WHERE ELSE HAVE YOU BEEN FINDING GOOD VALUE?

A     Toward the end of the period, we began to find some good value in retail stocks. We've added small positions in some national retailers -- growth stocks that have been knocked down quite a bit because of the economy. As mentioned before, we're keeping our eyes open for some technology stock opportunities as well. We're searching for solid companies that we expect to experience strong comebacks.

PERFORMANCE UPDATE

 AVERAGE ANNUAL TOTAL RETURNS*

 FOR PERIODS ENDED NOVEMBER 30, 2000 (ADJUSTED FOR THE APPLICABLE SALES CHARGE)

                                            1-YEAR   5-YEAR   10-YEAR   LIFE OF CLASS
---------------------------------------------------------------------------------------------------------
    KEMPER-DREMAN HIGH RETURN EQUITY FUND
    CLASS A                                 16.93%   15.79%    19.57%       16.42%       (since 3/18/88)
 .........................................................................................................
    KEMPER-DREMAN HIGH RETURN EQUITY FUND
    CLASS B                                 20.04    16.04       n/a        17.25        (since 9/11/95)
 .........................................................................................................
    KEMPER-DREMAN HIGH RETURN EQUITY FUND
    CLASS C                                 23.06    16.19       n/a        17.40        (since 9/11/95)
 .........................................................................................................

KEMPER-DREMAN HIGH RETURN EQUITY FUND CLASS A
Growth of an assumed $10,000 investment in Class A shares from 03/18/88 to 11/30/00
[LINE GRAPH]

                                                   KEMPER-DREMAN HIGH
                                                RETURN EQUITY FUND CLASS      STANDARD & POOR'S 500        U.S. CONSUMER PRICE
                                                           A1                     STOCK INDEX+                   INDEX++
                                                ------------------------      ---------------------        -------------------
3/31/88                                                    9426                       10000                       10000
                                                          10634                       10727                       10343
                                                          12596                       13651                       10824
                                                          11510                       12755                       11485
12/31/91                                                  16984                       16111                       11837
                                                          20347                       16830                       12180
                                                          22223                       18017                       12515
                                                          22004                       17740                       12850
12/31/95                                                  32315                       23791                       13176
                                                          41620                       28612                       13614
                                                          54907                       37484                       13845
                                                          61473                       47481                       14069
                                                          53338                       56752                       14446
11/30/00                                                  68885                       50792                       14965

KEMPER-DREMAN HIGH RETURN EQUITY FUND CLASS B
Growth of an assumed $10,000 investment in Class B shares from 09/11/95 to 11/30/00
[LINE GRAPH]

                                                   KEMPER-DREMAN HIGH
                                                RETURN EQUITY FUND CLASS      STANDARD & POOR'S 500        U.S. CONSUMER PRICE
                                                           B1                     STOCK INDEX+                   INDEX++
                                                ------------------------      ---------------------        -------------------
9/29/95                                                   10000                       10000                       10000
                                                          10000                       10000                       10000
                                                          11086                       10539                       10020
                                                          11624                       11045                       10163
                                                          12241                       11475                       10228
                                                          12946                       11761                       10300
12/31/96                                                  14149                       12675                       10352
                                                          14399                       12955                       10444
                                                          16369                       15146                       10463
                                                          17703                       16209                       10522
                                                          18495                       16605                       10529
                                                          19994                       18852                       10587
                                                          19558                       19401                       10640
9/30/98                                                   18010                       17402                       10679
                                                          20531                       21034                       10698
                                                          19907                       22011                       10770
                                                          21545                       23489                       10849
                                                          18772                       21949                       10960
                                                          17665                       25141                       10986
                                                          17175                       25643                       11175
                                                          17802                       24890                       11253
                                                          21803                       24581                       11338
11/30/00                                                  22542                       22500                       11380

KEMPER-DREMAN HIGH RETURN EQUITY FUND CLASS C
Growth of an assumed $10,000 investment in Class C shares from 09/11/95 to 11/30/00
[LINE GRAPH]

                                                   KEMPER-DREMAN HIGH
                                                RETURN EQUITY FUND CLASS      STANDARD & POOR'S 500        U.S. CONSUMER PRICE
                                                           C1                     STOCK INDEX+                   INDEX++
                                                ------------------------      ---------------------        -------------------
9/29/95                                                   10000                       10000                       10000
                                                          10000                       10000                       10000
                                                          11086                       10539                       10020
                                                          11625                       11045                       10163
                                                          12243                       11475                       10228
                                                          12946                       11761                       10300
12/31/96                                                  14153                       12675                       10352
                                                          14398                       12955                       10444
                                                          16378                       15146                       10463
                                                          17713                       16209                       10522
                                                          18506                       16605                       10529
                                                          20006                       18852                       10587
                                                          19574                       19401                       10640
9/30/98                                                   18027                       17402                       10679
                                                          20551                       21034                       10698
                                                          19928                       22011                       10770
                                                          21573                       23489                       10849
                                                          18799                       21949                       10960
                                                          17692                       25141                       10986
                                                          17203                       25643                       11175
                                                          17832                       24890                       11253
                                                          21845                       24581                       11338
11/30/00                                                  22677                       22500                       11380

PERFORMANCE IS HISTORICAL AND INCLUDES
REINVESTMENT OF DIVIDENDS AND CAPITAL
GAINS. INVESTMENT RETURN AND PRINCIPAL
VALUE FLUCTUATE WITH CHANGING MARKET
CONDITIONS, SO THAT WHEN REDEEMED,
SHARES MAY BE WORTH MORE OR LESS THAN
THEIR ORIGINAL COST.

 *THE MAXIMUM SALES CHARGE FOR CLASS A
  SHARES IS 5.75%. FOR CLASS B SHARES,
  THE MAXIMUM CONTINGENT DEFERRED SALES
  CHARGE IS 4%. CLASS C SHARES HAVE NO
  ADJUSTMENT, BUT REDEMPTIONS WITHIN ONE
  YEAR OF PURCHASE MAY BE SUBJECT TO A
  CONTINGENT DEFERRED SALES CHARGE OF
  1%. SHARE CLASSES INVEST IN THE SAME
  UNDERLYING PORTFOLIO. DURING THE
  PERIODS NOTED, SECURITIES PRICES
  FLUCTUATED. FOR ADDITIONAL
  INFORMATION, SEE THE PROSPECTUS,
  STATEMENT OF ADDITIONAL INFORMATION
  AND THE FINANCIAL HIGHLIGHTS.

 (1)PERFORMANCE INCLUDES REINVESTMENT OF
    DIVIDENDS AND ADJUSTMENT FOR THE
    MAXIMUM SALES CHARGE FOR CLASS A
    SHARES AND THE CDSC IN EFFECT AT THE
    END OF THE PERIOD FOR CLASS B
    SHARES. IN COMPARING KEMPER-DREMAN
    HIGH RETURN EQUITY FUND WITH THE
    STANDARD & POOR'S 500 STOCK INDEX+
    AND THE CONSUMER PRICE INDEX++, YOU
    SHOULD NOTE THAT THE FUND'S
    PERFORMANCE REFLECTS THE MAXIMUM
    SALES CHARGE, WHILE NO SUCH CHARGES
    ARE REFLECTED IN THE PERFORMANCE OF
    THE INDICES.

 +THE STANDARD & POOR'S 500 STOCK INDEX
  IS AN UNMANAGED INDEX GENERALLY
  REPRESENTATIVE OF THE U.S. STOCK
  MARKET. SOURCE IS WIESENBERGER(R).

++THE U.S. CONSUMER PRICE INDEX IS A
  STATISTICAL MEASURE OF CHANGE, OVER
  TIME, IN THE PRICES OF GOODS AND
  SERVICES IN MAJOR EXPENDITURE GROUPS
  FOR ALL URBAN CONSUMERS. SOURCE IS
  WIESENBERGER(R).

INDUSTRY SECTORS

A YEAR-TO-YEAR COMPARISON
DATA SHOWS THE PERCENTAGE OF THE COMMON STOCKS IN THE PORTFOLIO THAT EACH SECTOR REPRESENTED ON NOVEMBER 30, 2000, AND ON NOVEMBER 30, 1999.
[BAR GRAPH]

                                                                 KEMPER-DREMAN HIGH RETURN          KEMPER-DREMAN HIGH RETURN
                                                                 EQUITY FUND AS OF 11/30/00         EQUITY FUND AS OF 11/30/99
                                                                 --------------------------         --------------------------
Consumer nondurables                                                        39.8                               28.4
Finance                                                                     28.1                               36.8
Health care                                                                 17.6                               11.9
Energy                                                                      12.4                               19.5
Technology                                                                   2.0                                0.0
Utilities                                                                    0.1                                3.4

A COMPARISON WITH THE STANDARD & POOR'S 500 STOCK INDEX*
DATA SHOWS THE PERCENTAGE OF THE COMMON STOCKS IN THE PORTFOLIO THAT EACH SECTOR OF KEMPER-DREMAN HIGH RETURN EQUITY FUND REPRESENTED ON NOVEMBER 30, 2000, COMPARED WITH THE INDUSTRY SECTORS THAT MAKE UP THE FUND'S BENCHMARK, THE STANDARD & POOR'S 500 STOCK INDEX.
[BAR GRAPH]

                                                                 KEMPER-DREMAN HIGH RETURN          S&P 500 STOCK INDEX AS OF
                                                                 EQUITY FUND AS OF 11/30/00                  11/30/00
                                                                 --------------------------         -------------------------
Consumer nondurables                                                        39.8                               17.5
Finance                                                                     28.1                               15.7
Health care                                                                 17.3                               11.9
Energy                                                                      12.4                                5.8
Technology                                                                   2.0                               28.0
Utilities                                                                    0.1                                3.2
Capital goods                                                                0.0                                8.8
Communication services                                                       0.0                                6.5
Basic materials                                                              0.0                                2.0
Transportation                                                               0.0                                0.6

*THE STANDARD & POOR'S 500 STOCK INDEX IS AN UNMANAGED INDEX GENERALLY
 REPRESENTATIVE OF THE U.S. STOCK MARKET. SOURCE IS WIESENBERGER(R).

LARGEST HOLDINGS

KEMPER DREMAN HIGH RETURN EQUITY FUND'S TOP 10 LARGEST EQUITY HOLDINGS* Representing 61.1 percent of the fund's portfolio on November 30, 2000

            HOLDINGS                      DESCRIPTION                          PERCENT
--------------------------------------------------------------------------------------
1.          PHILIP MORRIS                 The largest cigarette maker in the    10.6%
                                          United States. Through its Miller
                                          Brewing subsidiary, it is also the
                                          country's second-largest brewer.
                                          This company is also a major
                                          branded food producer through its
                                          Kraft Foods subsidiaries and is in
                                          the final stages of acquiring
                                          Nabisco Foods.
--------------------------------------------------------------------------------------
2.          TENET HEALTHCARE              Provides a broad range of health       7.2%
                                          care services through the ownership
                                          and management of acute-care
                                          hospitals and related businesses.
--------------------------------------------------------------------------------------
3.          NABISCO                       Nabisco is an international            6.8%
                                          manufacturer of biscuits, snacks
                                          and other premium food products.
                                          Nabisco markets products in the
                                          United States and internationally.
                                          Nabisco has agreed to be acquired
                                          by Philip Morris.
--------------------------------------------------------------------------------------
4.          FANNIE MAE                    Fannie Mae is a private corporation    5.9%
                                          that is federally chartered to
                                          provide financial products and
                                          services that increase the
                                          availability and affordability of
                                          housing for low-, moderate- and
                                          middle-income Americans.
--------------------------------------------------------------------------------------
5.          BANK ONE                      Provides data processing, venture      5.7%
                                          capital, investment and merchant
                                          banking, trust, brokerage,
                                          investment management and equipment
                                          leasing services.
--------------------------------------------------------------------------------------
6.          CONOCO                        An integrated, international energy    5.5%
                                          company involved in the discovery,
                                          development, production and sale of
                                          crude oil, natural gas and natural
                                          gas liquids.
--------------------------------------------------------------------------------------
7.          FREDDIE MAC                   Freddie Mac provides for the           5.4%
                                          transfer of capital between
                                          mortgage lenders and mortgage
                                          security investors, enabling
                                          mortgage lenders to provide a
                                          continuous flow of funds to
                                          borrowers.
--------------------------------------------------------------------------------------
8.          MCKESSON HBOC                 McKesson HBOC, Inc. is a health        5.0%
                                          care supply management company. The
                                          company also provides software
                                          solutions, technological
                                          innovations and comprehensive
                                          services to the health care
                                          industry and processes and markets
                                          pure drinking water.
--------------------------------------------------------------------------------------
9.          HUMANA                        Humana Inc. provides managed           4.8%
                                          health-care products that are
                                          marketed primarily through health
                                          maintenance organizations and
                                          preferred provider organizations.
                                          The products of the company
                                          integrate financing and management
                                          with the delivery of health care
                                          services through a network of
                                          providers.
--------------------------------------------------------------------------------------
10.         UST                           UST Inc. primarily manufactures and    4.2%
                                          markets smokeless tobacco.
--------------------------------------------------------------------------------------

*THE FUND'S HOLDINGS ARE SUBJECT TO CHANGE.

PORTFOLIO OF INVESTMENTS

KEMPER-DREMAN HIGH RETURN EQUITY FUND
Portfolio of Investments at November 30, 2000

    REPURCHASE AGREEMENTS--2.8%                                                    PRINCIPAL AMOUNT       VALUE
                                             State Street Bank and Trust Company,
                                               6.470%, to be repurchased at
                                               $93,690,835 on 12/01/2000** (Cost
                                               $93,674,000)                          $93,674,000      $   93,674,000
                                             ---------------------------------------------------------------------------
    COMMON STOCKS--97.1%                                                           NUMBER OF SHARES

    CONSUMER DISCRETIONARY--8.1%
    APPAREL & SHOES--0.0%
                                             Fruit of the Loom, Inc.*                  1,267,700             319,460
                                             ---------------------------------------------------------------------------

    DEPARTMENT &
      CHAIN STORES--3.3%
                                             Best Buy Co., Inc.*                       1,066,600          27,464,950
                                             Federated Department Stores, Inc.*          986,200          30,079,100
                                             Gap, Inc.                                 1,410,700          35,179,331
                                             Nordstrom, Inc.                             707,300          11,361,006
                                             Rite Aid Corp.*                           2,399,600           5,999,000
                                             ---------------------------------------------------------------------------
                                                                                                         110,083,387

    SPECIALTY RETAIL--4.8%
                                             Borders Group, Inc.*                      6,302,625          80,752,383
                                             Toys "R" Us, Inc.*                        4,241,300          80,319,619
                                             ---------------------------------------------------------------------------
                                                                                                         161,072,002
------------------------------------------------------------------------------------------------------------------------

    CONSUMER STAPLES--27.5%
    ALCOHOL & TOBACCO--20.7%
                                             Imperial Tobacco Group (ADR)                711,750          14,991,234
                                             Philip Morris Companies, Inc.             9,287,800         354,677,862
                                             R.J. Reynolds Tobacco Holdings, Inc.      2,852,866         112,331,599
                                             UST, Inc.                                 5,907,500         140,303,125
                                             Universal Corp.                           2,164,050          68,438,081
                                             ---------------------------------------------------------------------------
                                                                                                         690,741,901

    FOOD & BEVERAGE--6.8%
                                             Nabisco Group Holdings                    7,709,000         226,451,875
                                             ---------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    HEALTH--17.0%
    HEALTH INDUSTRY SERVICES--9.9%
                                             Humana, Inc.*                            13,511,070         162,132,840
                                             McKesson HBOC, Inc.                       5,095,420         167,511,933
                                             ---------------------------------------------------------------------------
                                                                                                         329,644,773

    HOSPITAL MANAGEMENT--7.1%
                                             Tenet Healthcare Corp.*                   5,616,800         239,065,050
                                             ---------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    FINANCIAL--27.2%
    BANKS--14.2%
                                             Bank One Corp.                            5,272,279         188,813,492
                                             Bank of America Corp.                     1,301,681          51,985,885
                                             First Union Corp.                         1,430,320          35,936,790
                                             FleetBoston Financial Corp.               2,054,249          77,034,338
                                             KeyCorp                                   2,369,900          59,099,381
                                             PNC Bank Corp.                              931,035          61,913,827
                                             ---------------------------------------------------------------------------
                                                                                                         474,783,713

    INSURANCE--1.6%
                                             Ohio Casualty Corp.                         306,900           2,522,334
                                             Safeco Corp.                                630,400          16,902,600
                                             St. Paul Companies, Inc.                    684,010          34,286,001
                                             ---------------------------------------------------------------------------
                                                                                                          53,710,935

    OTHER FINANCIAL COMPANIES--11.4%
                                             Corrections Corporation of America*       6,291,740           2,359,403
                                             Federal Home Loan Mortgage Corp.          3,006,800         181,723,475
                                             Federal National Mortgage
                                               Association                             2,495,200         197,120,800
                                             ---------------------------------------------------------------------------
                                                                                                         381,203,678

    The accompanying notes are an integral part of the financial statements.  11

PORTFOLIO OF INVESTMENTS

                                                                                   NUMBER OF SHARES       VALUE

    SERVICE INDUSTRIES--3.1%
    ENVIRONMENTAL SERVICES
                                             Transocean Sedo Forex, Inc.               1,069,900      $   42,662,263
                                             Waste Management, Inc.                    2,558,500          61,244,094
                                             ---------------------------------------------------------------------------
                                                                                                         103,906,357
------------------------------------------------------------------------------------------------------------------------

    MANUFACTURING--0.0%
    OFFICE EQUIPMENT/SUPPLIES
                                             Xerox Corp.                                 191,700           1,329,919
                                             ---------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

    TECHNOLOGY--2.0%
    ELECTRONIC DATA PROCESSING
                                             Apple Computer, Inc.*                     2,020,600          33,339,900
                                             Hewlett-Packard Co.                       1,007,200          31,852,700
                                             ---------------------------------------------------------------------------
                                                                                                          65,192,600
------------------------------------------------------------------------------------------------------------------------

    ENERGY--12.1%
    OIL & GAS PRODUCTION--10.6%
                                             BP Amoco PLC*                               850,308          40,336,486
                                             Conoco, Inc. "A"                          7,083,458         174,430,153
                                             Conoco, Inc. "B"                            312,500           7,832,031
                                             Nabors Industries, Inc.*                    228,700          10,049,078
                                             Texaco, Inc.                              2,083,700         120,984,831
                                             ---------------------------------------------------------------------------
                                                                                                         353,632,579

    OILFIELD SERVICES/EQUIPMENT--1.5%
                                             Diamond Offshore Drilling, Inc.             407,300          12,295,369
                                             ENSCO International, Inc.                   325,100           7,903,994
                                             Global Marine, Inc.*                        432,600           9,490,163
                                             Noble Drilling Corp.*                       302,900           8,727,306
                                             Santa Fe International Corp.                409,600          10,112,000
                                             ---------------------------------------------------------------------------
                                                                                                          48,528,832
------------------------------------------------------------------------------------------------------------------------

    UTILITIES--0.1%
    NATURAL GAS DISTRIBUTION
                                             NiSource, Inc.*                           1,632,900           3,367,856
                                             ---------------------------------------------------------------------------
                                             TOTAL COMMON STOCKS
                                             (Cost $3,049,447,602)                                     3,243,034,917
                                             ---------------------------------------------------------------------------
    CONVERTIBLE PREFERRED STOCKS*--0.1%

    FINANCIAL--0.1%
    OTHER FINANCIAL
                                             Corrections Corporation of America,
                                               PIK (Cost $6,622,050)                     377,504           3,067,220
                                             ---------------------------------------------------------------------------
                                             TOTAL INVESTMENT PORTFOLIO--100.0%
                                             (Cost $3,149,743,652)(a)                                 $3,339,776,137
                                             ---------------------------------------------------------------------------

 NOTES TO PORTFOLIO OF INVESTMENTS:

*  Non-income producing security.

** Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.

(a) The cost for federal income tax purposes was $3,169,639,330. At November 30, 2000, the net unrealized appreciation for all securities based on tax cost was $170,136,807. This consists of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $516,022,102 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $345,885,295.

 12 The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
As of November 30, 2000

ASSETS
Investments in securities, at value, (cost $3,149,743,652)      $3,339,776,137
------------------------------------------------------------------------------
Dividends receivable                                                 8,497,135
------------------------------------------------------------------------------
Interest receivable                                                     16,835
------------------------------------------------------------------------------
Receivable for Fund shares sold                                     12,376,935
------------------------------------------------------------------------------
Due from Advisor                                                       880,285
------------------------------------------------------------------------------
TOTAL ASSETS                                                     3,361,547,327
------------------------------------------------------------------------------
 LIABILITIES
Due to custodian bank                                                  342,050
------------------------------------------------------------------------------
Payable for Fund shares redeemed                                     7,727,908
------------------------------------------------------------------------------
Accrued management fee                                               1,956,262
------------------------------------------------------------------------------
Accrued reorganization costs                                           980,443
------------------------------------------------------------------------------
Accrued Directors' fees and expenses                                   105,596
------------------------------------------------------------------------------
Other accrued expenses and payables                                  2,926,905
------------------------------------------------------------------------------
Total liabilities                                                   14,039,164
------------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $3,347,508,163
------------------------------------------------------------------------------
 NET ASSETS
Net assets consist of:
Undistributed net investment income                                  9,608,086
------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investments          190,032,485
------------------------------------------------------------------------------
Accumulated net realized gain (loss)                              (159,595,134)
------------------------------------------------------------------------------
Paid-in capital                                                  3,307,462,726
------------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $3,347,508,163
------------------------------------------------------------------------------
 NET ASSETS VALUE
CLASS A SHARES
  Net asset value and redemption price per share
  ($1,661,294,152 / 48,985,608 shares of capital stock
  outstanding, $.01 par value, 560,000,000 number of shares
  authorized)                                                           $33.91
------------------------------------------------------------------------------
  Maximum offering price per share (100/94.25 of $33.91)                $35.98
------------------------------------------------------------------------------
CLASS B SHARES
  Net asset value, offering and redemption price (subject to contingent deferred sales charge) per share
  ($1,375,256,435 / 40,747,233 shares of capital stock
  outstanding, $.01 par value, 560,000,000 number of shares
  authorized)                                                           $33.75
------------------------------------------------------------------------------
CLASS C SHARES
  Net asset value, offering and redemption price (subject to contingent deferred sales charge) per share ($284,581,842
  / 8,423,781 shares of capital stock outstanding, $.01 par
  value, 80,000,000 number of shares authorized)                        $33.78
------------------------------------------------------------------------------
CLASS I SHARES
  Net asset value, offering and redemption price per share
  ($26,375,734 / 777,518 shares of capital stock
  outstanding, $.01 par value, 80,000,000 shares authorized)            $33.92
------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  13

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
Year ended November 30, 2000

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $137,467)           $ 103,444,897
-----------------------------------------------------------------------------
Interest                                                            7,998,473
-----------------------------------------------------------------------------
Total income                                                      111,443,370
-----------------------------------------------------------------------------
Expenses:
Management fee                                                     21,772,757
-----------------------------------------------------------------------------
Services to shareholders                                            9,970,553
-----------------------------------------------------------------------------
Custodian fees                                                         88,298
-----------------------------------------------------------------------------
Distribution services fees                                         11,871,576
-----------------------------------------------------------------------------
Administrative service fees                                         7,382,047
-----------------------------------------------------------------------------
Auditing                                                               91,736
-----------------------------------------------------------------------------
Legal                                                                  52,704
-----------------------------------------------------------------------------
Directors' fees and expenses                                          204,454
-----------------------------------------------------------------------------
Reports to shareholders                                               699,224
-----------------------------------------------------------------------------
Registration fees                                                     102,747
-----------------------------------------------------------------------------
Reorganization expenses                                               980,443
-----------------------------------------------------------------------------
Other                                                                 127,815
-----------------------------------------------------------------------------
Total expenses, before expense reductions                          53,344,354
-----------------------------------------------------------------------------
Expense reductions                                                 (1,122,476)
-----------------------------------------------------------------------------
Total expenses, after expense reductions                           52,221,878
-----------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                       59,221,492
-----------------------------------------------------------------------------
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) from:
Investments                                                      (150,731,241)
-----------------------------------------------------------------------------
Futures                                                            18,261,264
-----------------------------------------------------------------------------
Foreign currency related transactions                                    (554)
-----------------------------------------------------------------------------
                                                                 (132,470,531)
-----------------------------------------------------------------------------
Net unrealized appreciation (depreciation) during the period on:
Investments                                                       582,756,161
-----------------------------------------------------------------------------
Futures                                                           (11,135,953)
-----------------------------------------------------------------------------
Foreign currency related transactions                                     487
-----------------------------------------------------------------------------
                                                                  571,620,695
-----------------------------------------------------------------------------
Net gain (loss) on investment transactions                        439,150,164
-----------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
OPERATIONS                                                      $ 498,371,656
-----------------------------------------------------------------------------

 14 The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                      YEAR ENDED NOVEMBER 30,
                                                                -----------------------------------
                                                                     2000                 1999
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)                                    $   59,221,492           88,390,523
---------------------------------------------------------------------------------------------------
Net realized gain (loss) on investment transactions               (132,470,531)         344,764,385
---------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investment
transactions during the period                                     571,620,695         (915,897,407)
---------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                         498,371,656         (482,742,499)
---------------------------------------------------------------------------------------------------
Distributions to shareholders:
From net investment income
Class A                                                            (37,299,938)         (51,925,414)
---------------------------------------------------------------------------------------------------
Class B                                                            (22,353,053)         (26,884,476)
---------------------------------------------------------------------------------------------------
Class C                                                             (4,843,766)          (5,944,501)
---------------------------------------------------------------------------------------------------
Class I                                                               (534,560)            (674,142)
---------------------------------------------------------------------------------------------------
From net realized gains
Class A                                                           (140,729,901)        (107,300,052)
---------------------------------------------------------------------------------------------------
Class B                                                           (129,557,876)        (100,702,505)
---------------------------------------------------------------------------------------------------
Class C                                                            (28,159,067)         (20,538,004)
---------------------------------------------------------------------------------------------------
Class I                                                             (1,475,168)          (1,303,809)
---------------------------------------------------------------------------------------------------
Fund share transactions:
Proceeds from shares sold                                          878,163,370        1,850,459,000
---------------------------------------------------------------------------------------------------
Reinvestment of distributions                                      331,900,916          287,242,985
---------------------------------------------------------------------------------------------------
Cost of shares redeemed                                         (2,339,703,431)      (2,184,578,602)
---------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share
transactions                                                    (1,129,639,145)         (46,876,617)
---------------------------------------------------------------------------------------------------
Increase (decrease) in net assets                                 (996,220,818)        (844,892,019)
---------------------------------------------------------------------------------------------------
Net assets beginning of period                                   4,343,728,981        5,188,621,000
---------------------------------------------------------------------------------------------------
Net assets at end of period (including undistributed net
investment income of $9,608,086 and $10,725,492,
respectively)                                                   $3,347,508,163        4,343,728,981
---------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  15

FINANCIAL HIGHLIGHTS

THE FOLLOWING TABLES INCLUDE SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS.

                                                                             CLASS A
                                                          YEAR ENDED            ELEVEN MONTHS      YEAR ENDED
                                                         NOVEMBER 30,             ENDED           DECEMBER 31,
                                                 ----------------------------   NOVEMBER 30,    -----------------
                                                  2000       1999       1998      1997          1996    1995
Net asset value, beginning of period
                                                 $30.45      35.69      33.52       26.52       21.49   15.11
-----------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                        .65(a)     .71(a)     .73         .54         .39     .26
-----------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
investment transactions                            5.74      (3.69)      3.80        6.89        5.75    6.76
-----------------------------------------------------------------------------------------------------------------
Total from investment operations                   6.39      (2.98)      4.53        7.43        6.14    7.02
-----------------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                              (.68)      (.70)      (.86)       (.37)       (.38)   (.24)
-----------------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions     (2.25)     (1.56)     (1.50)       (.06)       (.73)   (.40)
-----------------------------------------------------------------------------------------------------------------
Total distributions                               (2.93)     (2.26)     (2.36)       (.43)      (1.11)   (.64)
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                   $33.91      30.45      35.69       33.52       26.52   21.49
-----------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%) (C)                              24.06(B)   (8.88)     14.25       28.15**     28.79   46.86(B)
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ millions)            1,661      2,043      2,420       1,383         386      76
-----------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)    1.30(d)    1.20       1.19        1.22*       1.21    1.57
-----------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)     1.27(d)    1.20       1.19        1.22*       1.21    1.25
-----------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)          2.34       2.09       2.28        2.38*       2.12    1.55
-----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                          12         33          7           5*         10      18
-----------------------------------------------------------------------------------------------------------------

                                                                             CLASS B
                                                                                                     FOR THE PERIOD
                                                  YEAR ENDED          ELEVEN MONTHS                  SEPTEMBER 11, 1995
                                                 NOVEMBER 30,           ENDED         YEAR ENDED     (COMMENCEMENT OF
                                           ------------------------   NOVEMBER 30,    DECEMBER 31,   OPERATIONS) TO
                                            2000     1999     1998      1997            1996         DECEMBER 31, 1995
Net asset value, beginning of period       $30.31    35.51    33.37       26.44          21.47             19.45
-----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                  .42(a)   .42(a)   .45         .31            .19               .07
-----------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)
on investment transactions                   5.72    (3.66)    3.75        6.84           5.72              2.41
-----------------------------------------------------------------------------------------------------------------------
Total from investment operations             6.14    (3.24)    4.20        7.15           5.91              2.48
-----------------------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                        (.45)    (.40)    (.56)       (.16)          (.21)             (.06)
-----------------------------------------------------------------------------------------------------------------------
Net realized gains on investment
  transactions                              (2.25)   (1.56)   (1.50)       (.06)          (.73)             (.40)
-----------------------------------------------------------------------------------------------------------------------
Total distributions                         (2.70)   (1.96)   (2.06)       (.22)          (.94)             (.46)
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period             $33.75    30.31    35.51       33.37          26.44             21.47
-----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%) (C)                        23.04(B) (9.62)   13.22       27.10**        27.63(B)          12.88(B)**
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ millions)      1,375    1,865    2,276       1,300            295                17
-----------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                               2.14(d)  2.03     2.06        2.12*          2.31              2.35*
-----------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                               2.10(d)  2.03     2.06        2.12*          2.20              2.00*
-----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)    1.51     1.26     1.41        1.48*          1.13               .61*
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                    12       33        7           5*            10                18*
-----------------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                                               CLASS C
                                                                                                        FOR THE PERIOD
                                                                         ELEVEN MONTHS                  SEPTEMBER 11, 1995
                                             YEAR ENDED NOVEMBER 30,       ENDED         YEAR ENDED     (COMMENCEMENT OF
                                            --------------------------   NOVEMBER 30,    DECEMBER 31,   OPERATIONS) TO
                                             2000       1999     1998      1997            1996         DECEMBER 31, 1995
Net asset value, beginning of period        $30.34      35.54    33.38       26.45          21.48             19.45
--------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                   .42(a)    0.43(a)   .45         .32            .20               .09
--------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
investment transactions                       5.73      (3.66)    3.79        6.83           5.72              2.41
--------------------------------------------------------------------------------------------------------------------------
Total from investment operations              6.15      (3.23)    4.24        7.15           5.92              2.50
--------------------------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                         (.46)      (.41)    (.58)       (.16)          (.22)             (.07)
--------------------------------------------------------------------------------------------------------------------------
Net realized gains on investment
  transactions                               (2.25)     (1.56)   (1.50)       (.06)          (.73)             (.40)
--------------------------------------------------------------------------------------------------------------------------
Total distributions                          (2.71)     (1.97)   (2.08)       (.22)          (.95)             (.47)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period              $33.78      30.34    35.54       33.38          26.45             21.48
--------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%)(C)                          23.06(B)   (9.60)   13.32     27.10**          27.66(B)          12.94(B)**
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ millions)         285        414      462         221             44                 2
--------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                                2.12(d)    2.00     2.01        2.10*          2.33              2.30*
--------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions
(%)                                           2.08(d)    2.00     2.01        2.10*          2.22              1.95*
--------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)     1.54       1.29     1.46        1.50*          1.11               .66*
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                     12         33        7           5*            10                18*
--------------------------------------------------------------------------------------------------------------------------

                                                                               CLASS I
                                                                                                        FOR THE PERIOD
                                                                         ELEVEN MONTHS                  SEPTEMBER 11, 1995
                                             YEAR ENDED NOVEMBER 30,       ENDED         YEAR ENDED     (COMMENCEMENT OF
                                            --------------------------   NOVEMBER 30,    DECEMBER 31,   OPERATIONS) TO
                                             2000       1999     1998      1997            1996         DECEMBER 31, 1995
Net asset value, beginning of period        $30.45      35.71    33.51       26.49          21.51             19.90
--------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                   .77(a)     .84(a)   .95         .75            .54               .04
--------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
investment transactions                       5.74      (3.70)    3.76        6.81           5.70              2.03
--------------------------------------------------------------------------------------------------------------------------
Total from investment operations              6.51      (2.86)    4.71        7.56           6.24              2.07
--------------------------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                         (.79)      (.84)   (1.01)       (.48)          (.53)             (.06)
--------------------------------------------------------------------------------------------------------------------------
Net realized gains on investment
  transactions                               (2.25)     (1.56)   (1.50)       (.06)          (.73)             (.40)
--------------------------------------------------------------------------------------------------------------------------
Total distributions                          (3.04)     (2.40)   (2.51)       (.54)         (1.26)             (.46)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period              $33.92      30.45    35.71       33.51          26.49             21.51
--------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%)                             24.60(B)   (8.54)   14.83       28.71**        29.36             10.47(B)**
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ millions)          26         22       31          28             12                 3
--------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                                 .86(d)     .82      .76         .83*           .88               .85*
--------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions
(%)                                            .85(d)     .82      .76         .83*           .88               .47*
--------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)     2.73       2.47     2.71        2.77*          2.45              1.99*
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                     12         33        7           5*            10                18*
--------------------------------------------------------------------------------------------------------------------------

(a) Based on monthly average shares outstanding during the period.
(b) Total return would have been lower had certain expenses not been reduced.
(c) Total return does not reflect the effect of any sales charges.
(d) The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.27% and 1.24%, 2.10% and 2.06%, 2.08% and 2.04% and .86% and .85%, for Class A, Class B,
    Class C and Class I, respectively (see Notes to Financial Statements).
** Not annualized
*   Annualized

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1    SIGNIFICANT
     ACCOUNTING POLICIES     Kemper-Dreman High Return Equity Fund ("the Fund")
                             is a diversified series of Kemper Value Series, Inc. (the "Corporation") which is registered under the Investment Company Act of 1940, as amended (the
                             "1940 Act"), as an open-end, management investment company organized as a Maryland Corporation.

                             The Fund offers multiple classes of shares. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

                             Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class such as distribution services, shareholder services, administrative services and certain other class specific expenses. Differences in class expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class specific arrangements.

                             The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

                             SECURITY VALUATION. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors.

                             FOREIGN CURRENCY TRANSLATIONS. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment

NOTES TO FINANCIAL STATEMENTS

                             securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

                             Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

                             REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

                             FUTURES CONTRACTS. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). During the period, the Fund purchased securities index futures as a temporary substitute for purchasing selected investments.

                             Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

                             Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

                             FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

                             At November 30, 2000, the Fund had a net tax basis capital loss carryforward of approximately $139,700,000 which may be applied against any realized net taxable capital gains of each succeeding year or until fully utilized or until November 30, 2008, the expiration date.

NOTES TO FINANCIAL STATEMENTS

                             DISTRIBUTION OF INCOME AND GAINS. Distributions of net investment income, if any, are made quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually.

                             The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income
                             (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund must periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

                             INVESTMENT TRANSACTIONS AND INVESTMENT
                             INCOME. Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts are accreted for both tax and financial reporting purposes.

                             EXPENSES. Expenses arising in connection with a specific Fund are allocated to that Fund. Other Fund expenses are allocated between the Funds in proportion to their relative net assets.

--------------------------------------------------------------------------------

2    PURCHASES AND SALES
     OF SECURITIES           For the year ended November 30, 2000, investment
                             transactions (excluding short-term instruments) are as follows:

                             Purchases                              $348,477,598

                             Proceeds from sales                   1,388,907,585

--------------------------------------------------------------------------------

3    TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The Fund has a management
                             agreement with Zurich Scudder Investments, Inc., formerly Scudder Kemper Investments, Inc., (the
                             "Advisor") and pays a monthly investment management fee of 1/12 of the annual rate of .75% of the first
                             $250 million of average daily net assets declining to .62% of average daily net assets in excess of $12.5 billion. For the year ended November 30, 2000, the Fund incurred a management fee of $21,772,757, which is equivalent to an annualized effective rate of .70% of average daily net assets.
                             Dreman Value Management, L.L.C. serves as sub-adviser with respect to the investment and reinvestment of assets in the Fund, and is paid by Zurich Scudder for its services.

                             UNDERWRITING AND DISTRIBUTION SERVICES
                             AGREEMENT. The Fund has an underwriting and distribution services agreement with Kemper Distributors, Inc. ("KDI"). Underwriting commissions retained by KDI in connection with the distribution of Class A shares for the year ended November 30, 2000 are $249,489.

                             For services under the distribution services agreement, the Fund pays KDI a fee of .75% of average daily net assets of the Class B and Class C shares pursuant to separate Rule 12b-1 plans for the Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, KDI receives any contingent deferred sales charges
                             (CDSC) from redemptions of Class B and Class C shares. Distribution fees and CDSC received by KDI for the year ended November 30, 2000 are $18,777,413, of which $1,001,616 is unpaid at
                             November 30, 2000.

NOTES TO FINANCIAL STATEMENTS

                             ADMINISTRATIVE SERVICES AGREEMENT. The Fund has an administrative services agreement with KDI. For providing information and administrative services to shareholders, the Fund pays KDI a fee at an annual rate of up to .25% of average daily net assets of each class. KDI in turn has various agreements with financial services firms that provided these services and pays these firms based on assets of fund accounts the firms service. The Fund incurred administrative services fees of $7,382,047 for the year ended November 30, 2000, of which $651,638 is unpaid at November 30, 2000. In addition $3,788 was paid by KDI to affiliates.

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Fund's transfer agent, Kemper Service Company ("KSvC") is the shareholder service agent of the Fund. Under the agreement, KSvC received shareholder service fees of $7,075,412 for the year ended November 30, 2000, of which $902,538 is unpaid at November 30, 2000.

                             OFFICERS AND DIRECTORS. Certain officers or trustees of the Fund are also officers or Directors of the Advisor. For the year ended November 30, 2000, the Fund made no payments to its officers and incurred directors' fees of $180,036 to independent trustees. In addition, a one-time fee of $24,418 was accrued for payment to those Directors not affiliated with the Advisor who are not standing for re-election, under the reorganization discussed in Note 8. Inasmuch as the Advisor will also benefit from administrative efficiencies of a consolidated Board, the Advisor has agreed to bear $12,209 of such costs.

--------------------------------------------------------------------------------

4    CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the Fund:

                                                                                   YEAR ENDED NOVEMBER 30,
                                                                           2000                                1999
                                                              ------------------------------      ------------------------------
                                                                SHARES           AMOUNT             SHARES           AMOUNT
                                       SHARES SOLD
                                        Class A                22,255,248    $   622,956,002       32,689,501    $ 1,096,148,426
                                       -----------------------------------------------------------------------------------------
                                        Class B                 5,885,985        163,919,511       15,738,562        530,959,317
                                       -----------------------------------------------------------------------------------------
                                        Class C                 2,480,431         68,779,374        6,083,501        205,292,020
                                       -----------------------------------------------------------------------------------------
                                        Class I                   610,200         17,394,389          536,355         18,059,086
                                       -----------------------------------------------------------------------------------------
                                        SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                                        Class A                 6,374,484        166,809,220        4,447,453        149,554,834
                                       -----------------------------------------------------------------------------------------
                                        Class B                 5,235,318        136,133,135        3,414,866        114,610,098
                                       -----------------------------------------------------------------------------------------
                                        Class C                 1,035,250         26,953,578          628,415         21,100,107
                                       -----------------------------------------------------------------------------------------
                                        Class I                    76,398          2,004,983           58,817          1,977,946
                                       -----------------------------------------------------------------------------------------
                                        SHARES REDEEMED
                                        Class A               (46,949,402)    (1,251,355,418)     (39,387,626)    (1,298,880,643)
                                       -----------------------------------------------------------------------------------------
                                        Class B               (31,682,231)      (834,687,096)     (20,168,633)      (661,431,231)
                                       -----------------------------------------------------------------------------------------
                                        Class C                (8,735,846)      (231,551,622)      (6,057,301)      (198,289,294)
                                       -----------------------------------------------------------------------------------------
                                        Class I                  (619,876)       (16,995,201)        (758,245)       (25,977,283)
                                       -----------------------------------------------------------------------------------------
                                        CONVERSION OF SHARES
                                        Class A                   200,644          5,114,094        1,547,907         52,644,499
                                       -----------------------------------------------------------------------------------------
                                        Class B                  (201,238)        (5,114,094)      (1,555,082)       (52,644,499)
                                       -----------------------------------------------------------------------------------------
                                        NET INCREASE (DECREASE) FROM
                                        CAPITAL SHARE TRANSACTIONS           $(1,129,639,145)                    $   (46,876,617)
                                       -----------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

5    TRANSACTIONS IN
     SECURITIES OF
     AFFILIATED ISSUERS      An affiliated issuer is a company in which the Fund
                             has ownership of at least 5% of the voting securities. A summary of the Fund's transactions with a company which was an affiliate during the year ended November 30, 2000 is as follows:

                                                              PURCHASES     SALES        REALIZED       DIVIDEND
                                             AFFILIATE        COST ($)     COST ($)    GAIN/LOSS ($)   INCOME ($)    VALUE ($)
                                       ----------------------------------------------------------------------------------------
                                       Borders Group, Inc.       --       17,422,420    (4,035,575)           --     80,752,383
                                       ----------------------------------------------------------------------------------------
                                       Humana Inc.               --               --            --            --    162,132,840
                                       ----------------------------------------------------------------------------------------
                                       Universal Corp.           --       12,057,066    (5,302,527)    2,798,370     68,438,081
                                       ----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

6    EXPENSE OFF-SET
     ARRANGEMENTS            The Fund has entered into arrangements with its
                             custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the year ended November 30, 2000, the Fund's custodian and transfer agent fees were reduced by $38,856 and $203,335, respectively, under these arrangements.

--------------------------------------------------------------------------------

7    LINE OF CREDIT          The Fund and several Kemper funds (the
                             "Participants") share in a $750 million revolving credit facility with Chase Manhattan Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The
                             Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

--------------------------------------------------------------------------------

8    REORGANIZATION          Zurich Scudder has initiated a program to
                             reorganize and combine the two fund families in response to changing industry conditions and investor needs. The program proposes to streamline the management and operations of most of the funds
                             Zurich Scudder advises principally through the liquidation of several small funds, mergers of certain funds with similar investment objectives, the consolidation of certain Board of Directors/Trustees and the adoption of an administrative fee covering the provision of most of the services currently paid for by the affected funds. Costs incurred in connection with this restructuring initiative are being borne jointly by Zurich Scudder and certain of the affected funds.
                             Those costs, including printing, shareholder meeting expenses and professional fees, are presented as reorganization expenses in the Statement of Operations of the Fund. Zurich Scudder has agreed to bear $868,076 ($366,453, $430,125, and $71,498 for Class A, Class B, and Class C, respectively) of such costs.

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF DIRECTORS AND SHAREHOLDERS

KEMPER-DREMAN HIGH RETURN EQUITY FUND

  We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Kemper-Dreman High Return Equity Fund, as of November 30, 2000, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of November 30, 2000, by correspondence with the custodian or other audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kemper-Dreman High Return Equity Fund at November 30, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

                                                               ERNST & YOUNG LLP

                                          Chicago, Illinois

                                          January 11, 2001

TAX INFORMATION

 TAX INFORMATION (UNAUDITED)

Kemper-Dreman High Return Equity Fund paid distributions of $1.65 per share from net long-term capital gains during the year ended November 30, 2000, of which 100% represents 20% rate gains.

For corporate shareholders, 70% of the income dividends paid during the Fund's fiscal year ended November 30, 2000 qualified for the dividends received deduction.

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-621-1048.

NOTES

NOTES

NOTES

DIRECTORS&OFFICERS

DIRECTORS                         OFFICERS
JAMES E. AKINS                    MARK S. CASADY                    LINDA J. WONDRACK
Director                          President                         Vice President

JAMES R. EDGAR                    PHILLIP J. COLLORA                MAUREEN E. KANE
Director                          Vice President and                Assistant Secretary
                                  Secretary
ARTHUR R. GOTTSCHALK                                                CAROLINE PEARSON
Director                          JAMES M. EYSENBACH                Assistant Secretary
                                  Vice President
FREDERICK T. KELSEY                                                 BRENDA LYONS
Director                          JOHN R. HEBBLE                    Assistant Treasurer
                                  Treasurer
THOMAS W. LITTAUER
Chairman, Director and            LOIS R. ROMAN
Vice President                    Vice President

KATHRYN L. QUIRK                  THOMAS F. SASSI
Director and Vice President       Vice President

FRED B. RENWICK                   WILLIAM F. TRUSCOTT
Director                          Vice President

JOHN G. WEITHERS
Director

 .............................................................................................
LEGAL COUNSEL                         VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                      222 North LaSalle Street
                                      Chicago, IL 60601
 .............................................................................................
SHAREHOLDER                           KEMPER SERVICE COMPANY
SERVICE AGENT                         P.O. Box 219557
                                      Kansas City, MO 64121
 .............................................................................................
CUSTODIAN AND                         STATE STREET BANK AND TRUST COMPANY
TRANSFER AGENT                        225 Franklin Street
                                      Boston, MA 02110
 .............................................................................................
INDEPENDENT AUDITORS                  ERNST & YOUNG LLP
                                      233 South Wacker Drive
                                      Chicago, IL 60606
 .............................................................................................
PRINCIPAL UNDERWRITER                 KEMPER DISTRIBUTORS, INC.
                                      222 South Riverside Plaza Chicago, IL 60606
                                      www.kemper.com


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KDHRF - 2 (1/25/01) 5946